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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  JULY 8, 2003
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            MARYLAND                      1-13102            36-3935116
(State or other jurisdiction of        (Commission        (I.R.S. Employer
 incorporation or organization)        file number)      Identification No.)

                         311 S. WACKER DRIVE, SUITE 4000
                             CHICAGO, ILLINOIS 60606
               (Address of principal executive offices, zip code)

                          (312) 344-4300 (Registrant's
                     telephone number, including area code)




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ITEM 9. REGULATION FD DISCLOSURE


     On July 8, 2003, First Industrial Realty Trust, Inc. (the "Company") issued a press release regarding the Company's earnings estimates for the second and third quarters and full year of 2003. A copy of the press release is attached as
Exhibit 99.1.

     The information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST INDUSTRIAL REALTY TRUST, INC.




                                    By:  /s/  Michael J. Havala
                                         -----------------------------------
                                         Name:   Michael J. Havala
                                         Title:  Chief Financial Officer

Date:    July 8, 2003

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EXHIBIT INDEX



Number                  Description
------                  -----------

99.1                    Press Release, dated July 8, 2003.